UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 2, 2007
(Date of earliest event reported)


                  COBALT CMBS Commercial Mortgage Trust 2007-C2
                  ---------------------------------------------
                         (Exact name of issuing entity)


                                  CWCapital LLC
                                  -------------
               (Exact name of sponsor as specified in its charter)


                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)


                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                       CWCapital Commercial Funding Corp.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-140740               20-4176380
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


          One Charles River Place
          63 Kendrick Street
          Needham, Massachusetts                                     02494
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code      (781) 707-9300
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      On April 13, 2007, a single series of mortgage pass-through certificates, entitled CWCapital Commercial Funding Corp., COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of April 1, 2007, among CWCapital Commercial Funding Corp., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of 28 classes (each, a "Class") of Certificates, twelve of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-AB Certificates", the "Class A-3 Certificates", the "Class A-1A Certificates", the "Class A-MFX Certificates", the "Class A-JFX Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates", (collectively, the "Offered Certificates"); and sixteen of which classes are designated as the "Class A-MFL Certificates," the "Class A-JFL Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class X Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 149 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,419,466,906. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "CWCapital Mortgage Loans") were acquired by the Registrant from CWCapital LLC ("CWCapital") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Registrant and CWCapital, CWCapital Mortgage Securities I LLC, CWCapital Mortgage Securities III LLC and CWCapital Mortgage Securities V LLC, certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Registrant and Wachovia, certain of the Mortgage Loans (the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("CGMRC") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Registrant and CGMRC, certain of the Mortgage Loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with CWCapital, Wachovia and CGMRC, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to CWCapital, Wachovia, CGMRC and Artesia was derived from the sale of Certificates by the Registrant to Citigroup Global Markets Inc. ("CGM"), Wachovia Capital Markets, LLC ("WCM") and Deutsche Bank Securities Inc. ("DBS") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated April 2, 2007, among the Registrant, CGM, WCM and DBS (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated April 2, 2007, among the Registrant, WCM and CGM (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that
Act). On April 13, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 2, 2007, the Free Writing Prospectus, dated March 22, 2007, the Free Writing Prospectus, dated March 29, 2007, and the Prospectus Supplement, dated April 2, 2007, each as previously filed with the Securities and Exchange Commission.

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
--------------------------------------------------------------------------------

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated April 2, 2006, among CWCapital Commercial Funding Corp., Citigroup Global Markets Inc., Wachovia Capital Markets LLC and Deutsche Bank Securities Inc.
--------------------------------------------------------------------------------

(4.1) Pooling and Servicing Agreement, dated as of April 1, 2007, among CWCapital Commercial Funding Corp., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee.
--------------------------------------------------------------------------------

(4.2) Sub-Servicing Agreement, dated as of April 1, 2007, among Wachovia Bank, National Association, as master servicer and CWCapital LLC, as sub-servicer.
--------------------------------------------------------------------------------

(4.3) Pooling and Servicing Agreement, dated as of March 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee.
--------------------------------------------------------------------------------

(99.1) Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between CWCapital Commercial Funding Corp. and CWCapital LLC.
--------------------------------------------------------------------------------

(99.2) Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between CWCapital Commercial Funding Corp. and Wachovia Bank, National Association.
--------------------------------------------------------------------------------

(99.3) Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between CWCapital Commercial Funding Corp. and Citigroup Global Markets Realty Corp.
--------------------------------------------------------------------------------

(99.3) Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between CWCapital Commercial Funding Corp. and Artesia Mortgage Capital Corporation.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWCAPITAL COMMERCIAL FUNDING CORP.

Date: April 30, 2007



                                   By: /s/ Scott D. Spelogel
                                      ----------------------------------
                                   Name:   Scott D. Spelogel
                                   Title:  Senior Vice President

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
--------------      -----------                                   --------------
    1.1             Underwriting Agreement                              E

    4.1             Pooling and Servicing Agreement                     E

    4.2             Sub-Servicing Agreement                             E

    4.3             Pooling and Servicing Agreement                     E

   99.1             CWCapital Mortgage Loan Purchase                    E
                    Agreement

   99.2             Wachovia Mortgage Loan Purchase Agreement           E

   99.3             CGMRC Mortgage Loan Purchase Agreement              E

   99.4             Artesia Mortgage Loan Purchase Agreement            E